UBS Investor Conference New York May 1, 2012

Safe Harbor In keeping with the SEC’s “Safe Harbor” guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company’s filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Trust, Inc. and may not be relied upon in connection with the purchase or sale of any such security. 2

-8.0 -6.0 -4.0 -2.0 0.0 2.0 4.0 6.0 8.0 Y e a r- ov e r- Y e a r % G ro w th Supply Growth Demand Growth Attractive Supply/Demand Imbalance • Demand increase is currently expected to outpace supply increase through 2015 3 Source: Smith Travel / PKF Research (forecast)

Real RevPAR is Cyclical 4 Source: Smith Travel Research (non-seasonally adjusted nominal monthly figures) $52 $54 $56 $58 $60 $62 $64 $66 $68 $70 $72 $74 Seasonally-Adjusted Real RevPAR (2012 $'s, Trailing 3-Mo Avg)

Ashford Highlights 5 Portfolio Statistics* Total Enterprise Value $4.1 B Total Gross Assets $5.2 B Peer Comparison 2nd Largest (out of 15) # of Hotels 124 # of Owned Rooms 26,195 # of Property Managers 6 $ ADR $134.42 $ RevPAR $94.56 RevPAR Growth % 3.1% Financial Statistics* Recent Share Price $8.83 (4/26/12) # Fully Diluted Shares 85.8 M Leverage Ratio 58.7% Debt Wtd. Avg. Maturity 3.9 Years Debt Wtd. Avg. Cost 4.65% Quarterly Dividend $0.11 Dividend Yield 5.0% TTM Q1 2012 AFFO per Share $1.75 Cash on Hand $150.5 M * As of March 31, 2012

Highland Transaction Summary 6 Transformational 28-hotel, $1.3 billion acquisition with 8,084 rooms Primarily upper-upscale and luxury full-service assets Expands Ashford’s presence in key markets (Washington D.C and NY/NJ) and into new markets (Boston and Nashville) Significant growth potential with affiliate manager Remington taking over management of 19 2010 EBITDA flows of 18% vs. AHT’s of 104% and NOI 36% below peak

High-Quality Portfolio 7 Marriott Bridgewater Hyatt Regency Coral Gables Courtyard Seattle Downtown Capital Hilton Marriott Seattle Waterfront Renaissance Tampa Embassy Suites Portland Embassy Suites Las Vegas Embassy Suites Silicon Valley Renaissance Palm Springs Marriott DFW Airport Marriott Plaza San Antonio Hilton Tampa Westshore Ritz-Carlton Atlanta Renaissance Portsmouth

High-Quality Portfolio 8 Hilton Parsippany The Melrose – D.C. Hyatt Regency Wind Watch Boston Back Bay Hilton Renaissance Nashville Marriott Sugar Land Hyatt Regency Savannah Westin Princeton The Silversmith - Chicago Hilton La Jolla Torrey Pines Courtyard SF Downtown Marriott Suites Market Center Marriott Legacy Center Hilton Costa Mesa Courtyard Philadelphia

Broad Geography • Ashford’s geographic footprint encompasses 29 states and Washington DC 9 WEST COAST MIDDLE AMERICA TEXAS EAST COAST West Coast includes Alaska EBITDA by Region EAST COAST: 51% WEST COAST: 22% TEXAS: 12% MIDDLE AMERICA: 15%

Focused Portfolio 10 73% 17% 10% MSA* Top 25 Top 50 Other 1% 59% 37% 3% Chain Scale* Luxury Upper Upscale Upscale Upper Midscale * %’s based on TTM March 2012 EBITDA 53% 32% 3% 5% 4% 3% Brand Family* Marriott Hilton Hyatt Starwood Intercontinental Independent 49% 23% 24% 4% Demand Mix Transient - Corporate Transient - Leisure Group Contract

Advantages of Remington 11 Share best practices across brands Reacts rapidly to real-time changes Aligned with ownership Immediate attention Keeps project management in-house Operate the hotels as if they owned them More owner- friendly cost structure Constant accessibility Additional brand advocate Less disruption during renovations Check against other managers Company “drivers” are operationally focused

39% 8% 49% 41% 50% 51% 37% 53% 104% 63% 0% 20% 40% 60% 80% 100% 120% 2007 2008 2009 2010 2011 HOTEL EBITDA FLOWS (Peers include: BEE, CHSP, DRH, FCH, HST, HT, LHO, PEB & SHO) Peer Avg AHT Best-in-Class Asset Management - Flows • Ashford consistently beats its peers in hotel EBITDA flow-throughs, and on average ranks #1 among peers over the past five years • Ashford’s affiliate manager, Remington, gives it a competitive advantage in managing costs over its peers 12 Source: Company filings

78 (106) (487) 53 132 114 (58) (406) 86 184 (600) (500) (400) (300) (200) (100) - 100 200 300 2007 2008 2009 2010 2011 HOTEL EBITDA MARGIN Y-O-Y CHANGE (BPS) (Peers include: BEE, CHSP, CLDT, DRH, FCH, HST, HT, LHO, PEB & SHO) Peer Avg AHT Best-in-Class Asset Management - Margins • Ashford’s EBITDA margin change consistently outperforms its peers, and on average ranks #1 among peers over the past five years 13 Source: Company filings

Highland Portfolio - Year Over Year Comparisons 14 25.2% 102.7% 0% 20% 40% 60% 80% 100% 120% One Year Pre-Takeover One Year Post-Takeover Year One GOP Flows

Attractive Dividend Yield & Coverage 15 • Ashford’s dividend yield AND dividend coverage exceed the peer average 5.3% 5.0% 4.4% 4.2% 3.0% 2.4% 2.0% 1.5% 1.4% - - - 1.3x 4.7x 1.4x 1.7x 1.9x 2.9x 2.1x 3.6x 6.6x - 1.0 2.0 3.0 4.0 5.0 6.0 7.0 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% CLDT AHT CHSP HT DRH Peer Avg PEB LHO HST BEE FCH SHO A F F O Co v era g e D ivid e nd Yie ld Dividend Yield (as of 4/26/12) 2011 AFFO Per Share Dividend Coverage

0.9x 1.4x 1.4x 1.5x 1.6x 0.0x 0.0x 4.7x 4.3x 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x 4.5x 5.0x 2004 2005 2006 2007 2008 2009 2010 2011 TTM Mar 2012 AFFO Per Share / Dividend Coverage N/A N/A Dividend w/ Growth Potential • Ashford could have paid a covered dividend during the recession, but chose to use the cash to maximize shareholder return through share repurchases 16 Though Ashford didn’t pay a dividend in 2009 & 2010, it could have covered its peak dividend at 1.3x in 2009 & 1.8x in 2010

Total Shareholder Return - AHT Outperforms Peers 17 -26% -1% 260% 71% -5% 6% 30% 55% -3.2% -4% 203% -24% -46% -31% -16% 23% -100% -50% 0% 50% 100% 150% 200% 250% 300% 1-Yr 2-Yr 3-Yr 4-Yr 5-Yr 6-Yr 7-Yr 8-Yr Trailing Total Shareholder Returns (as of 4/26/12) Peers Include: BEE, CHSP, CLDT, DRH, FCH, HST, HT, LHO, PEB, & SHO AHT Peer Avg Source: Bloomberg, assumes dividend reinvestment

20% 15% 5% 3% 3% 2% 2% 1% 1% 1% 1% 0% 5% 10% 15% 20% 25% AHT HT CLDT FCH HST CHSP SHO DRH BEE LHO PEB Insider Ownership % Most Highly-Aligned Management Team 18 Source: Proxy Filings

Hotel REIT EBITDA Multiples 19 14.7x 14.1x 13.9x 13.4x 13.2x 13.1x 12.7x 12.0x 11.6x 11.6x 10.7x 10.3x 9.0x 10.0x 11.0x 12.0x 13.0x 14.0x 15.0x 16.0x DRH BEE PEB HST LHO HT PEER AVG AHT SHO FCH CHSP CLDT 2013E TEV/EBITDA MULTIPLES Source: Company filings, Bloomberg, street research & First Call estimates • Ashford currently trades at 12.0x 2013 EBITDA (As of 4/26/12)

UBS Investor Conference New York May 1, 2012